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EXHIBIT 24 -- POWER OF ATTORNEY


                       PROVIDENT BANKSHARES CORPORATION
                               POWER OF ATTORNEY


     Each of the undersigned persons, in his or her capacity as an officer or director, or both, of Provident Bankshares Corporation (the "Company"), hereby appoints Peter M. Martin, Dennis A. Starliper and R. Wayne Hall, and each of them, with full power of substitution and resubstitution and with full power in each to act without the others, his or her attorney-in-fact and agent for the following purposes:

     1. To sign for him or her, in his or her name and in his or her capacity as an officer or director, or both, of the Company, an Annual Report on Form 10-K for the Company pursuant to Section 13 of the Securities Exchange Act of 1934, and any amendments thereto (such report, together with all exhibits and documents therein and all such amendments, the "Form 10-K").

     2. To file or cause to be filed the Form 10-K with the Securities and Exchange Commission;

     3. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in connection with Form 10-K.
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     This power of attorney shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Company.


/s/ Peter M. Martin                                    December 15, 1999
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Peter M. Martin

/s/ Dennis A. Starliper                                December 15, 1999
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Dennis A. Starliper

/s/ R. Wayne Hall                                      December 15, 1999
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R. Wayne Hall

/s/ Robert B. Barnhill, Jr.                            December 15, 1999
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Robert B. Barnhill, Jr.

/s/ Melvin A. Bilal                                    December 15, 1999
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Melvin A. Bilal

/s/ Thomas S. Bozzuto                                  December 15, 1999
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Thomas S. Bozzuto

/s/ Dr. Calvin W. Burnett                              December 15, 1999
-----------------------------
Dr. Calvin W. Burnett

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/s/ Ward B. Coe, III                                   December 15, 1999
-----------------------------
Ward B. Coe, III

/s/ Charles W. Cole, Jr.                               December 15, 1999
-----------------------------
Charles W. Cole, Jr.

/s/ Pierce B. Dunn                                     December 15, 1999
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Pierce B. Dunn

/s/ Enos K. Fry                                        December 15, 1999
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Enos K. Fry

/s/ Herbert W. Jorgensen                               December 15, 1999
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Herbert W. Jorgensen

/s/ Mark K. Joseph                                     December 15, 1999
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Mark K. Joseph

/s/ Barbara B. Lucas                                   December 15, 1999
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Barbara B. Lucas

/s/ Frederick W. Meier, Jr.                            December 15, 1999
-----------------------------
Frederick W. Meier, Jr.
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/s/ Sister Rosemarie Nassif                            December 15, 1999
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Sister Rosemarie Nassif

/s/ Francis G. Riggs                                   December 15, 1999
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Francis G. Riggs

/s/ Sheila K. Riggs                                    December 15, 1999
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Sheila K. Riggs

/s/ Carl W. Stearn                                     December 15, 1999
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Carl W. Stearn